UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12.

Extreme Networks, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Your Vote Counts! EXTREME NETWORKS, INC.2025 Annual Meeting of Stockholders Vote by November 11, 202511:59 PM ET
EXTREME NETWORKS, INC. 2121 RDU CENTER DRIVE, SUITE 300 MORRISVILLE, NC 27560 V79312-P37525 You invested in EXTREME NETWORKS, INC. and it’s time to vote!You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held via the Internet on November 12, 2025 at 11:00 AM Eastern Time at www.virtualshareholdermeeting.com/EXTR2025. Get informed before you vote This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by making a request prior to October 29, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* November 12, 2025
11:00 AM Eastern Time Smartphone users Point your camera here and vote without entering a control number Virtually at:
www.virtualshareholdermeeting.com/EXTR2025*Please check the meeting materials for any special requirements for meeting attendance.Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOTThis is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting.Board Recommends Voting Items 1. Elect seven directors to the Board of Directors for a one-year term: For Nominees: 01) Ingrid J. Burton 02) Charles P. Carinalli 03)Kathleen M. Holmgren 04) Edward H. Kennedy 05) Rajendra (“Raj”) Khanna 06) Edward B. Meyercord 07) John C. Shoemaker 2.Advisory vote to approve our named executive officers’ compensation; For 3.Ratify the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ending June 30, 2026; and For 4. Approve an amendment and restatement of the Extreme Networks, Inc. 2013 Equity Incentive plan to add 6,800,000 shares of our common stock to those reserved for issuance under the plan. For NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.V79313-P37525